Exhibit 10.9.2 [***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed. AMENDMENT OF LEASE THIS AMENDMENT OF LEASE, made as of the 11th day of December, 2023 (this "Amendment"), by and between ESRT 1359 BROADWAY, L.L.C., a Delaware limited liability company, having an office c/o ESRT Management, L.L.C., 111 West 33rd Street, New York, New York 10120 ("Landlord"), and ZENTALIS PHARMACEUTICALS, INC., a Delaware corporation, having an office at 1359 Broadway, New York, New York 10018 ("Tenant"). W I T N E S S E T H: WHEREAS, by Agreement of Lease, dated as of March 24, 2021 (the "Lease"), Landlord did demise and let unto Tenant and Tenant did hire and take from Landlord, (i) a portion of the rentable area located on the seventeenth (17th) floor (Suite 1710) of the building known as and by the street address of 1359 Broadway, New York, New York 10018 (the "Building") and (ii) the entire rentable area located on the eighteenth (18th) floor of the Building (Suite 1800), in each case, as more particularly described in the Lease (collectively, the "Original Premises"); WHEREAS, pursuant to the terms of that certain Sublease, dated as of March 6, 2023, from Tenant to L.M. Cohen & Co. LLP, as amended by that certain Amendment to Sublease, dated as of April 10, 2023 and as assigned by L.M. Cohen & Co. LLP to LMC Advisors LLC ("Subtenant"), Tenant sublet the entire Original Premises to Subtenant and Landlord provided its consent thereto pursuant to the terms of that certain Consent to Sublease, dated as of April 12, 2023 (the "Consent"), among Landlord, Tenant and L.M. Cohen & Co. LLP, as such Consent was modified pursuant to that certain letter agreement, dated June 21, 2023, among Landlord, Tenant, L.M. Cohen & Co. LLP and LMC Advisors; WHEREAS, (x) Landlord desires to let unto Tenant and Tenant desires to hire and take from Landlord, a portion of the rentable area located on the eight (8th) floor of the Building, identified as Suite 801, and as more particularly shown on the floor plan attached hereto as Exhibit "A" and made a part hereof (the "Expansion Premises"), and (z) Landlord and Tenant desire to otherwise modify the Lease as set forth herein; WHEREAS, Tenant currently occupies the Expansion Premises as a subtenant pursuant to the terms of that certain existing Sublease Agreement, dated as of March 23, 2023 (the “Existing Sublease”), between Capgemini America, Inc. ("Capgemini"), as sublessor and Tenant, as sublessee; and WHEREAS, the Existing Sublease is scheduled to expire on April 29, 2024 (the "Sublease Fixed Expiration Date"), pursuant to the express terms thereof; and WHEREAS, effective as of the Expansion Premises Commencement Date (as hereinafter defined), Tenant will remain in occupancy of the Expansion Premises and the terms, covenants and conditions of the Lease, as amended hereby, will govern Tenant’s use and occupancy thereof (i.e. Tenant will have no further rights to use or occupy the Premises pursuant to the Existing Sublease).

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed. - 2 - NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other good and valuable consideration, the mutual receipt and legal sufficiency of which are hereby acknowledged, the parties hereto, for themselves, their legal representatives, successors and assigns, hereby agree as follows: 1. Recitals; Definitions. The recitals set forth above are true and correct and by this reference are incorporated herein in their entirety. All capitalized terms used herein shall have the meanings ascribed to them in the Lease, unless otherwise defined herein. 2. Expansion Premises. (A) Subject to the terms of this Paragraph 2 and Tenant's pre-existing occupancy of the Expansion Premises, Landlord shall deliver vacant and exclusive possession of the Expansion Premises to Tenant on [***] (the " Scheduled EP Commencement Date"). The term "Expansion Premises Commencement Date" shall mean the Scheduled EP Commencement Date, or such later date on which Landlord delivers vacant and exclusive possession of the Premises to Tenant, subject to Tenant's occupancy thereof. From and after the Expansion Premises Commencement Date, (i) Landlord leases to Tenant, and Tenant hires from Landlord, the Expansion Premises upon all of the same terms, covenants and conditions set forth in the Lease, except as modified and amended herein and (ii) all references in the Lease to the Premises shall be deemed to mean, collectively, the Original Premises and the Expansion Premises. (B) Landlord and Tenant hereby acknowledge and agree that (x) as of the date hereof, Tenant occupies the Expansion Premises pursuant to the terms of the Existing Sublease and (y) the term of the Existing Sublease is scheduled to expire on the Sublease Fixed Expiration Date, and (z) from and after such date, Tenant shall have no right to occupy the Premises pursuant to the terms of the Sublease; it being the intent and purpose hereof that from and after the Expansion Premises Commencement Date, the terms of the Lease, as amended hereby, shall govern Tenant's use and occupancy of the Premises. Subject to the rights of Capgemini, Landlord hereby approves Tenant’s occupancy of the Expansion Premises on [***]. (C) If a Person (other than Tenant) remains in occupancy of the Expansion Premises (or any portion thereof) on the Scheduled EP Commencement Date, then Landlord, at Landlord's expense, shall use reasonable diligence to remove such Person from the Expansion Premises as promptly as reasonably practicable thereafter. Tenant waives any right to rescind this Amendment under Section 223-a of the New York Real Property Law or any successor statute of similar nature and purpose then in force and further waives the right to recover any damages which may result from Landlord’s failure for any reason to deliver possession of the Expansion Premises to Tenant on the Scheduled EP Commencement Date. If Landlord is unable to give possession of the Expansion Premises on the Scheduled EP Commencement Date, then the EP Rent Commencement Date (as hereinafter defined) shall be adjourned for the number of days in the period beginning on the Scheduled EP Commencement Date and ending on the day immediately preceding the Expansion Premises Commencement Date. Landlord’s failure to give possession of the Expansion Premises to Tenant on the Scheduled EP Commencement Date shall not (i) affect the validity of this Lease, (ii) subject to the terms of this Paragraph 2(C), affect the obligations of Tenant hereunder, (iii) give rise to any claim for damages by Tenant or any claim for rescission of this Lease by Tenant, or (iv) be construed to extend the EP Term (as hereinafter defined). The provisions of this Paragraph 2(C) are intended to constitute

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed. - 3 - an "express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law. 3. Lease Term. The term of the Lease with respect to the Expansion Premises only (the "EP Term") shall expire at 11:59 PM on the last day of the month in which the day immediately preceding the date which is forty (40) months following the Expansion Premises Commencement Date occurs (such last day of the month, the "EP Fixed Expiration Date"), unless it shall sooner expire or terminate pursuant to any of the terms, covenants or conditions of the Lease, as amended by this Amendment, or pursuant to law. Accordingly, the EP Fixed Expiration Date shall be deemed the Fixed Expiration Date with respect to the Expansion Premises only for all purposes of the Lease, as amended hereby. For the avoidance of doubt, in the event that the Expansion Premises Commencement Date occurs on [***], the EP Fixed Expiration Date shall occur on [***] (unless the Lease, with respect to the Expansion Premises, shall sooner expire or terminate as contemplated herein). 4. Modification of Lease: Expansion Premises. From and after the Expansion Premises Commencement Date, the Lease with respect to the Expansion Premises only is hereby amended and modified as follows: (A) Fixed Annual Rent. The Fixed Annual Rent (as such term is defined in Section 2.B. of the Lease) with respect to the Expansion Premises only, shall be an amount equal to: (i) [***]. (ii) [***]; (iii) [***]; and (iv) [***]. (v) [***]. (vi) [***]. For the avoidance of any doubt, nothing contained in this Paragraph 4 shall be deemed to modify or impair any of Tenant's obligations to pay Rental with respect to the Original Premises. (B) Real Estate Tax Escalation. (i) The term "Base Tax Year" (as such term is defined in Section 2.D.(i)(b) of the Lease) shall mean, with respect to the Expansion Premises only, the second half of Tax Year commencing on July 1, 2023 and ending on June 30, 2024 and the first (1st) half of the Tax Year commencing on July 1, 2024 and ending on June 30, 2025 (i.e. the calendar year 2024). (ii) The term "Comparative Tax Year" (as such term is defined in Section 2.D.(i)(c) of the Lease) shall mean, with respect to the Expansion Premises only, the second (2nd) half of the tax year commencing on July 1, 2024 and ending on June 30, 2025 and the first (1st) half of the tax year commencing on July 1, 2025 and ending on June 30, 2026 (i.e. the 2025 calendar year), and each subsequent calendar year thereafter.

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed. - 4 - (iii) The term "Tenant's Tax Share" (as such term is defined in Section 2.D.(i)(i) of the Lease) shall mean, with respect to the Expansion Premises only, subject to the terms of the Lease, as amended hereby, eighty-five hundredths percent (.85%) which represents a fraction, the numerator of which is the rentable square foot area of the Expansion Premises (4,115) and the denominator of which is the rentable square foot area of the Building (484,390) as of the date hereof. (iv) For the avoidance of any doubt, Real Estate Taxes with respect to the Expansion Premises (i.e. both the Base Year Taxes and Comparative Year Taxes) shall be calculated without taking into account any abatement, exemption or credit of Real Estate Taxes to which the Real Property is entitled to or receives. (v) Notwithstanding anything to the contrary contained in the Lease, as amended hereby, with respect to the Expansion Premises only, [***]. (C) Operating Expenses. The provisions of Section 2.C. of the Lease shall be deemed deleted with respect to the Expansion Premises only (it being understand that references to Expenses or Tenant's Expense Share that may appear elsewhere throughout the Lease shall be deemed inapplicable with respect to the Expansion Premises). [***]. (D) Rentable Square Footage of Expansion Premises. For all purposes of the Lease, as amended hereby, the parties agree that the rentable square foot area of the Expansion Premises is four thousand one hundred fifteen (4,115) square feet. (E) Electricity. Landlord shall furnish electricity to the Expansion Premises on a submetering basis, subject to and in accordance with the provisions of Article 3 of the Lease, as amended hereby. Article 3 of the Lease is hereby amended and modified with respect to the Expansion Premises only as follows: (i) The first paragraph of Section 3.C. (ii) of the Lease is hereby deleted in its entirety and the following shall be inserted in lieu thereof: "Subject to the terms of this Lease, Landlord shall, during the Term, provide electricity to the Premises (with Landlord providing an average connected load of [***] watts of electricity per usable square foot of the Premises exclusive of the electrical capacity that is required to operate the base Building HVAC System (the "Maximum Capacity"), which shall be the maximum electric service Landlord shall be obligated to redistribute to the Premises) on a submetering basis. Tenant covenants and agrees to purchase the same from Landlord or Landlord's designated agent at Landlord's Cost plus [***]."; and (ii) Section 3.D.(iv) of the Lease is hereby amended and modified to delete the amount of "five (5%) percent" from the end of the last sentence thereof and insert "[***]" in lieu thereof.

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed. - 5 - (iii) For the avoidance of any doubt, on the Expansion Premises Commencement Date, the existing submeter or submeters measuring demand and consumption of electricity in the Expansion Premises as of the date hereof shall remain installed, connected and functioning, subject to the acts and/or omissions of any Person claiming by, through or under Tenant and/or Capgemini. (F) Assignment and Subletting. Article 4 of the Lease is hereby amended and modified with respect to the Expansion Premises only, as follows: (i) Section 4.B.(i) is hereby amended and modified to insert in the seventh (7th) line thereof, immediately after the words "and at", the words "the lesser of (x) the Fixed Annual Rent and Escalation Rent payable under this Lease with respect to the Leaseback Area, and (y)" (ii) Section 4.D.(iv) is hereby amended and modified to (x) delete the words "unless Landlord does not then have, nor reasonably expect to have, within six (6) months thereafter, space in the Building that is Reasonably Comparable to the Premises (or the portion thereof involved in the Transfer)" and (y) delete the last sentence of clause (iv) thereof in its entirety (iii) Section 4.D.(ix) is hereby deleted in its entirety and the following shall be inserted in lieu thereof: "(ix) if the proposed transfer is a sublease, the proposed sublease demises the entire rentable area of the Premises." (iv) Section 4.E. of the Lease is hereby amended and modified to insert immediately after the words "Tenant's interest in this Lease", the words "and no sublease or license of less than the entire rentable area of the Premises." (v) The provision set forth in clause (v) of Section 4.G. of the Lease shall not apply to the Expansion Premises and the same shall be deleted in its entirety and the words "intentionally deleted" shall be inserted in lieu thereof. (vi) Section 4.S. of the Lease is hereby deleted in its entirety and the following shall be inserted in lieu thereof: "S. Notwithstanding anything to the contrary set forth in this Article 4 or elsewhere in this Lease, as amended by the Amendment, the Premises shall not be separately demised to any occupant (whether by Tenant, or any other Person claiming by, through or under Tenant)." For the avoidance of any doubt, it is the intent and purpose of the lease modifications made in clauses (iii)-(vi) of this Paragraph 4(F). to prohibit partial sublets of the Expansion Premises. (G) Holdover. Article 12 of the Lease is hereby amended and modified with respect to the Expansion Premises only to:

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed. - 6 - (i) [***]; and (ii) [***]. (H) Cleaning. Article 24 of the Lease is hereby amended and modified with respect to the Expansion Premises only as follows: (i) Sections 24.A and B. are hereby deleted in their entirety and the following shall be inserted in lieu thereof: "A. Landlord shall have no obligation to clean the Premises. Tenant shall, at its sole cost and expense, cause the Premises to be cleaned and all garbage, waste, rubbish and refuse to be removed from the Premises and the Building, in each case, (i) in a manner and with such frequency as is reasonably acceptable to Landlord, (ii) in accordance with the rules and regulations Landlord deems necessary or desirable for the proper operation of the Building, and (iii) using [***]. B. Subject to the limitation set forth in the second (2nd) sentence of Section 24.A hereof, Landlord reserves the right, at any time, in Landlord's sole discretion, to [***]." (ii) The following shall be inserted into the Lease as a new Section F. thereto: "F. Tenant shall not permit any of the windows of the Premises to be cleaned in violation of any Requirement, including, without limitation, Section 202 of the Labor Law of the State of New York." (I) Air-Conditioning. Article 31 of the Lease is hereby amended and modified with respect to the Expansion Premises only, as follows: (i) Section 31.B. of the Lease is hereby amended and modified to delete the last sentence thereof and insert the following in lieu thereof: "The term "Non-Exclusive A/C Equipment" shall mean a central system or package or other air-conditioning units and/or equipment that provides air- conditioning service to a particular tenant in the Building and that also provides air conditioning service to other tenants and/or to any other portion of the Building." Landlord and Tenant hereby acknowledge that the A/C Equipment serving the Expansion Premises also serves [***] and qualifies as Non-Exclusive A/C Equipment. Notwithstanding anything to the contrary contained in the Lease, as amended by this Amendment, Landlord shall maintain, repair, and replace the Non-Exclusive A/C Equipment serving the Expansion Premises provided, however, (i) Landlord shall only pay for the costs of repairs and replacements to the major components of the Non-Exclusive A/C Equipment only (i.e., compressors, condensers, chillers, cooling towers, air handlers and main fans, but specifically excluding all minor or

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed. - 7 - ancillary components of the Non-Exclusive A/C Equipment) provided that the need for such repair or replacement is not necessitated by any act or omission of Tenant or any Person claiming by, through or under Tenant (in which case, Tenant shall reimburse Landlord for any and all reasonable out-of-pocket costs incurred in connection therewithin within [***] days following receipt of Landlord's invoice therefor which shall include reasonable supporting documentation for the charges set forth therein) and (ii) Tenant shall reimburse Landlord for [***] of Landlord's actual out-of-pocket costs of routine inspection, maintenance and repairs made to the minor or ancillary components of the Non-Exclusive A/C Equipment (e.g. belts and/or filters) (such percentage share representing the ratio of the rentable square feet of the Expansion Premises over the aggregate rentable square feet in the Building which is serviced by this Non-Exclusive A/C Equipment). Landlord shall have no other obligation to maintain or repair any other A/C Equipment with respect to the Expansion Premises. (ii) Section 31.C. is hereby amended and modified to insert the following at the end of the first (1st) sentence thereof, before the period: "during the respective seasons (if any) above (such other times, "Overtime Periods"). Notwithstanding the foregoing, Tenant may operate the Non- Exclusive A/C Equipment during Overtime Periods during the cooling season at no additional charge (with the understanding however that Tenant shall reimburse Landlord for all electricity consumed in connection with the Non- Exclusive A/C Equipment in accordance with the provisions of Article 3 hereof)." (J) Inapplicable Provisions and Exhibits. The following provisions shall be deemed deleted from the Lease with respect to the Expansion Premises only and the words "intentionally deleted" shall be inserted in lieu thereof: Section 13.G., Section 19.E., Section 24.E., the last two (2) sentences of Section 39.A of the Lease, Article 43, Article 53, Article 54, Article 55, and Article 56 of the Lease. Exhibits A-H shall not apply to the Expansion Premises and shall be deemed deleted from the Lease with respect to the Expansion Premises only. (K) Security System. For the avoidance of any doubt, the provisions of Section 19.D.(ii) of the Lease shall apply with respect to the Expansion Premises. (L) Restoration of Expansion Premises. As of the date hereof, Landlord hereby advises Tenant that there are no Alterations in the Expansion Premises which Landlord shall require Tenant to remove or restore (or pay the costs of removal and/or restoration) upon the expiration of the EP Term. Nothing contained herein shall be deemed to impair Landlord's rights to require restoration or removal of any Alterations made in the Expansion Premises from and after the date hereof, subject to and in accordance with the provisions of Section 8.J of the Lease, as amended hereby. For the avoidance of any doubt, notwithstanding anything to the contrary contained in the Lease, as amended by this Paragraph 4(L), on the EP Fixed Expiration Date or such earlier date that the EP Term terminates pursuant to the terms hereof or otherwise pursuant to law, Tenant must remove any and all personal property, movable fixtures, movable partitions, furniture, furnishings, decorations, telephone equipment, and audio-visual equipment from the Expansion Premises (regardless of whether the same belong to Tenant or Capgemini, or any Person claiming by, through or under Tenant or Capgemini). The terms and provisions of this Paragraph 4(L) shall survive the expiration or sooner termination of the EP Term.

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed. - 8 - (M) For the avoidance of any doubt, in any instances throughout this Paragraph 4, where specific language within the body of the Original Lease is modified with respect to the Expansion Premises only, the term Premises as used in such specific language shall be deemed to refer to the Expansion Premises only. 5. General Modifications of Lease from and after the date hereof. From and after the date hereof, the Lease is hereby amended and modified as follows: (A) Use. Section 1.B. of the Lease is hereby amended and modified as follows: (i) insert in clause (h) thereof, the words "and/or residential" after the word "commercial" each time the same appears throughout clause (h); and (ii) delete the penultimate sentence thereof in its entirety. (B) Assignment & Subletting. Article 4 of the Lease is hereby amended and modified as follows: (i) Section 4.A. of the Lease is hereby amended and modified to insert the following at the end thereof: "Any agreement pursuant to which (x) Tenant is relieved from the obligation to pay, or a third party agrees to pay on Tenant’s behalf, all or a part of the Fixed Annual Rent or Additional Rent under this Lease, and/or (y) such third party undertakes or is granted any right to assign or attempt to assign this Lease or sublet or attempt to sublet all or any portion of the Premises, shall be deemed an assignment of this Lease or a sublease, as applicable, which shall be subject to the provisions of this Article 4." (ii) Section 4.D of the Lease is hereby amended and modified to: (x) insert at the end of clause (iii) thereof, before the semi-colon, the words "or in any of the buildings owned by Landlord’s Affiliates and known as and by the street addresses of 1333 Broadway, New York, New York, 1350 Broadway, New York, New York, 1400 Broadway, New York, New York and 501 Seventh Avenue, New York, New York (the aforesaid buildings to the extent then owned by Landlord's Affiliates, collectively, the "Broadway Buildings")"; and (y) insert in the third (3rd) line of clause (iv) thereof after the word "Building", the words "and/or any of the Broadway Buildings" (C) Design Guidelines Update. The term "Design Guidelines" as such term is defined in Section 8.E.(ii) of the Lease shall mean the ESRT High Performance Sustainable Healthy Design and Construction Guidelines set forth on Exhibit "B" attached to this Amendment and made a part hereof, as the same may be amended from time to time. All references in the Lease, as amended hereby, to the "ESRT High Performance Design and Construction Guidelines" shall be deemed to refer

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed. - 9 - to the Design Guidelines (as redefined herein). Any references in the Lease to Exhibit "D" attached thereto shall be deemed to refer to Exhibit "B" attached to this Amendment and made a part hereof, as the same may be amended from time to time. (D) Condemnation. Section 14.B. of the Lease is hereby amended and modified to delete the period at the end of the last sentence thereof and insert the following in lieu thereof: "; it being understood that the Substantial Completion of such repairs shall be deemed to have occurred on the date the same would have otherwise occurred but for the acts or omissions (where there is a duty to act) of Tenant, its agents, employees, contractors (of any tier) or any other Person claiming by, through, or under Tenant that actually delay Landlord in the performance thereof." (E) Unavoidable Delays. Article 22 is hereby amended and modified to: (i) insert in clause (v) of Section 22.A. thereof, immediately after the words "supply or demand," the words "including, without limitation, those impacted by labor and/or materials shortages;" (ii) insert in clause (vi) of Section 22.A. thereof, immediately after the words "(even if not directed at the Building or any occupant thereof)", the words "any pandemic or epidemic or other public health emergency;" (iii) insert in clause (vi) of Section 22.A, at the beginning of and within the last parenthetical which begins with "(whether or not officially proclaimed)", the words "in any case,"; (F) Notices. Article 28 of the Lease is hereby amended and modified to delete from the Landlord's notice address for copies of Alterations Notices, the name and email address of [***] in lieu thereof. (G) LEED Compliance & Recycling. Sections 45.A. and 45.B. of the Lease are each hereby amended and modified to insert the words "(and shall cause any such Person claiming by, through, or under Tenant to comply with)" immediately following the words "Tenant shall cooperate with" and "Tenant shall comply with", respectively, in the first (1st) sentences thereof. (H) Letter of Credit. Subject to the terms of this Paragraph 5(H) and Paragraph 6 hereof, Article 32 of the Lease is hereby amended and modified to: (i) delete from the first sentence of Section 32.A.(i) of the Lease, (x) the words "Simultaneously with Tenant’s execution hereof" and insert the words "Subject to and in accordance with the terms of the Lease, as amended by the Amendment" in lieu thereof; and (y) the amount of "$1,944,444.00" and insert the amount of [***] (such amount, the "New Security Amount")" in lieu thereof; and (ii) delete from the parenthetical in the eleventh (11th) line thereof, the number "1,620,370.00" and insert the amount of [***] in lieu thereof; and

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed. - 10 - (iii) delete from the parenthetical in the twelfth (12th) line thereof, the number "1,751,045.00" and insert the amount of [***] in lieu thereof. Subject to and in accordance with the terms of Section 32.F of the Lease, provided that Tenant has performed all of the obligations of Tenant under the Lease with respect to the Expansion Premises, promptly following the Expiration Date with respect to the Expansion Premises (which includes, for the avoidance of doubt, the EP Termination Date, if Landlord exercises Landlord's termination right pursuant to Paragraph 6 of this Amendment), Landlord shall advise Tenant that Tenant shall be entitled to [***] The provisions of this Paragraph 5(H) shall survive the expiration or sooner termination of the Lease with respect to the Expansion Premises. (I) Other Campus Amenities. The provisions set forth on Exhibit "D" attached hereto and made a part hereof shall be deemed inserted into the Lease as a new Article 58 thereto. 6. Landlord's Termination Right. Notwithstanding anything to the contrary contained in the Lease, as amended hereby, but subject to the terms of this Paragraph 6, Landlord shall have the right to terminate the Lease, as amended hereby, with respect to the Expansion Premises only, effective as of the last day of any calendar month during the Term with respect to the Expansion Premises (the last day of the applicable calendar month, the "EP Termination Date"). Landlord may terminate the Lease, as amended hereby, with respect to the Expansion Premises only, as provided in this Paragraph 6, by giving notice thereof to Tenant ("Landlord's Termination Notice") not later than the date which is [***] prior to the EP Termination Date. On the EP Termination Date, Tenant shall vacate and surrender the Expansion Premises to Landlord in accordance with the provisions of Paragraph 4(L) of this Amendment and Article 12 of the Lease, as if the EP Termination Date were the EP Fixed Expiration Date; it being expressly understood and agreed that the holdover provisions of Article 12 shall apply in the event Tenant fails to surrender, vacate, and remove from the Expansion Premises on the EP Termination Date in the condition required by the Lease, as amended hereby. The terms of this Paragraph 6 shall survive the EP Termination Date and the termination of the Lease, as amended hereby, with respect to the Expansion Premises only. Nothing contained in this Paragraph 6 shall be construed to grant Tenant a right to terminate the Lease in any capacity or as a right for Landlord to terminate the Lease with respect to the Original Premises and except as expressly set forth in Paragraph 5 of this Amendment hereof, all provisions of the Lease, as amended hereby, with respect to Original Premises shall remain in full force and effect and are unmodified. For the avoidance of any doubt, if Landlord terminates the Lease with respect to the Expansion Premises only, as contemplated herein, any provisions of the Lease, as amended by this Amendment, which apply to the Expansion Premises only shall be deemed null and void, except for those provisions which expressly survive the expiration or sooner termination of the lease term with respect to the Expansion Premises. 7. Condition of Expansion Premises and Landlord's Expansion Work. (A) Tenant represents that it currently occupies the Expansion Premises pursuant to the Existing Sublease and is thoroughly familiar with the condition thereof and subject to Article 10 of the Lease, agrees to take the same "as is" in the condition existing on the Expansion Premises Commencement Date subject to Tenant's occupancy thereof. Tenant further agrees that notwithstanding anything to the contrary contained in the Lease, as amended hereby, Landlord shall have no obligation to perform any work (other than Landlord's Expansion Work (as hereinafter defined)) or provide any work allowance or rent credit (except as expressly set forth in Paragraph 4(A)(i) and (vi) hereof) alter, improve, decorate, or otherwise prepare the Expansion Premises for Tenant’s occupancy. Tenant

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed. - 11 - acknowledges that, except as expressly set forth herein, Landlord has made no representations or promises with respect to the Building, the Real Property or the Premises. (B) Landlord shall, at Landlord’s expense, perform the work necessary to install a new Building standard bipolar ionization system for the Expansion Premises (such work, "Landlord’s Expansion Work"). Tenant hereby acknowledges and agrees that Landlord’s Expansion Work shall be performed following the date hereof subject however, to the rights and reasonable cooperation of Capgemini and the provisions of Paragraph 7(F) hereof; it being expressly understood that Substantial Completion of Landlord’s Expansion Work shall not be a condition to the occurrence of the Expansion Premises Commencement Date or Tenant's obligations to pay any Rental under the Lease with respect to the Expansion Premises or otherwise; provided, however that Landlord shall perform Landlord’s Expansion Work with reasonable diligence from and after the date Landlord commences performance thereof pursuant to the terms of this Paragraph 7. (C) Landlord shall perform Landlord's Expansion Work in a good and workmanlike manner. Subject to Paragraph 7(F) hereof, Landlord shall use commercially reasonable efforts to minimize interference with Tenant's use of and access to the Expansion Premises in connection with Landlord's performance of Landlord's Expansion Work; provided, however, that Landlord shall have no obligation to employ contractors or labor at overtime or premium pay rates in connection therewith. (D) Landlord shall have the right to delegate Landlord's obligations to perform all or any portion of Landlord's Expansion Work to an Affiliate of Landlord (it being understood and agreed, however, that Landlord's delegating such obligations to an Affiliate of Landlord shall not diminish Landlord's liability for the performance of Landlord's Expansion Work in accordance with the terms of this Paragraph 7). Landlord shall not be required to maintain or repair during the Term any items of Landlord's Expansion Work except as otherwise expressly provided in the Lease, as amended hereby. (E) Tenant, during the Term, shall not have the right to remove or modify Landlord's Expansion Work or any portion thereof. (F) Tenant hereby agrees to provide Landlord with access to the Expansion Premises and to otherwise cooperate reasonably with Landlord in connection with Landlord’s performance of Landlord’s Expansion Work; it being understood, however that such reasonable cooperation shall include, without limitation, moving and protecting any personal property in and around the area where Landlord is performing Landlord’s Expansion Work and moving Tenant’s employees, invitees and guests within the Expansion Premises to the extent reasonably necessary. In no event shall Landlord have any liability to Tenant for any damage caused to any property that arises from or in connection with Tenant’s failure to protect the same. 8. Additional Security. Landlord and Tenant hereby acknowledge and agree that as of the date hereof, pursuant to the provisions of Article 32 of the Lease, Landlord holds an existing Letter of Credit in the amount of One Million Nine Hundred Forty-Four Thousand Four Hundred Forty- Four Dollars and Zero Cents ($1,944,444.00) (the "Existing Letter of Credit") as security for the performance of Tenant's obligations under the Lease (as the same existed prior to the date of this Amendment). Simultaneously with Tenant’s execution hereof, Tenant shall deliver to Landlord either (X) an amendment to the Existing Letter of Credit which shall increase the amount thereof to [***] (which is the New Security Amount), or (Y) deliver a new Letter of Credit which shall (i) be in the amount of the New Security Amount and (ii) otherwise satisfy the criteria set forth in Article 32 of the

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed. - 12 - Lease. In the event that Tenant elects to amend the Existing Letter of Credit, as contemplated in clause (X) hereof, references in the Lease to the Letter of Credit shall be deemed to refer to the Existing Letter of Credit, as so amended. In the event that Tenant elects to deliver a new Letter of Credit to Landlord as contemplated by clause (Y) of this Paragraph 8, promptly following receipt of such new Letter of Credit, Landlord shall return the Existing Letter of Credit to Tenant, or the unapplied proceeds thereof, as the case may be and references in the Lease to the Letter of Credit shall be deemed to refer to such new Letter of Credit. 9. Liability of Landlord. For the avoidance of any doubt, the provisions of Section 22.C. and Article 35 of the Lease shall continue to apply to the Lease, as amended hereby. 10. Brokerage. (A) Tenant represents and warrants to Landlord that it has not dealt with any broker, finder or like agent in connection with this Amendment other than CBRE, Inc. ("Broker"). Tenant does hereby indemnify and hold Landlord harmless of and from any and all loss, costs, damage or expense (including, without limitation, reasonable attorneys' fees and disbursements) incurred by Landlord by reason of any claim of or liability to any broker, finder or like agent other than Broker who shall claim to have dealt with Tenant in connection herewith. (B) Landlord represents and warrants to Tenant that it has not dealt with any broker, finder or like agent in connection with this Amendment other than Broker. Landlord does hereby indemnify and hold Tenant harmless of and from any and all loss, costs, damage or expense (including, without limitation, reasonable attorneys' fees and disbursements) incurred by Tenant by reason of any claim of or liability to any broker, finder or like agent (including Broker) who shall claim to have dealt with Tenant in connection herewith. Landlord shall pay Broker a commission, if any, pursuant to the terms of a separate agreement between Landlord and Broker. (C) The provisions of this Paragraph 10 shall survive the expiration or termination of the Lease, as amended by this Amendment. 11. Authorization. Tenant represents and warrants to Landlord that its execution and delivery of this Amendment has been duly authorized and that the person executing this Amendment on behalf of Tenant has been duly authorized to do so, and that no other action or approval is required with respect to this transaction. 12. Full Force and Effect of Lease. Except as modified by this Amendment, the Lease and all covenants, agreements, terms and conditions thereof shall remain in full force and effect and are hereby in all respects ratified and confirmed. 13. Entire Agreement. The Lease, as amended by this Amendment, constitutes the entire understanding between the parties hereto with respect to the Premises thereunder and may not be changed orally but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought. 14. Enforceability. This Amendment shall not be binding upon or enforceable against either Landlord or Tenant unless, and until, Landlord and Tenant, each in its sole discretion,

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed. - 13 - shall have executed and unconditionally delivered to the other an executed counterpart of this Amendment. 15. Invalidity. If any of the provisions of the Lease, as amended hereby, or the application thereof to any person or circumstance, shall, to any extent, be invalid or unenforceable, the remainder of the Lease, as amended hereby, or the application of such provision or provisions to persons or circumstances other than those as to whom or which it is held invalid or unenforceable shall not be affected thereby, and every provision of the Lease, as amended hereby, shall be valid and enforceable to the fullest extent permitted by law. 16. Binding Affect. The covenants, agreements, terms and conditions contained in this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors, and (except as otherwise provided in the Lease, as hereby supplemented) their respective assigns. 17. Captions. The captions herein are inserted only for convenience, and are in no way to be construed as a part of this Lease or as a limitation of the scope of any provision of this Lease. 18. Counterparts. This Amendment may be executed in one or more counterparts each of which when taken together shall constitute but one original. Delivery of an executed counterpart of this Amendment by electronic transmission in a Portable Document Format ("PDF") or other digital format acceptable to Landlord shall be equally effective as manual delivery of an executed counterpart of this Lease, and each such counterpart, whether delivered manually, or by PDF or such other digital format shall be deemed an original. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed. IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written. ESRT 1359 BROADWAY, L.L.C., Landlord By: Empire State Realty OP, L.P., its sole member By: Empire State Realty Trust, Inc., its general partner By: /s/ Thomas P. Durels Thomas P. Durels Executive Vice President, Real Estate ZENTALIS PHARMACEUTICALS, INC., Tenant By: /s/ Melissa Epperly Name: Melissa Epperly Title: CFO

EXHIBIT A to Amendment of Lease between ESRT 1359 BROADWAY, L.L.C., Landlord and ZENTALIS PHARMACEUTICALS, INC., Tenant Floor Plan of Expansion Premises [Exhibit A omitted in accordance with Item 601(a)(5) of Regulation S-K]

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed. EXHIBIT B to Amendment of Lease between ESRT 1359 BROADWAY L.L.C., Landlord and ZENTALIS PHARMACEUTICALS, INC., Tenant ESRT HIGH PERFORMANCE SUSTAINABLE HEALTHY DESIGN AND CONSTRUCTION GUIDELINES [Exhibit B omitted in accordance with Item 601(a)(5) of Regulation S-K]

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed. EXHIBIT C to Amendment of Lease between ESRT 1359 BROADWAY, L.L.C. Landlord and ZENTALIS PHARMACEUTICALS INC., Tenant New Lease Article 58 [Exhibit C omitted in accordance with Item 601(a)(5) of Regulation S-K]